MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                     Supplement dated March 4, 2005 to the
                           Prospectus dated October 25, 2004


	Effective immediately, the following changes will be made to the Prospectus of Merrill Lynch Global SmallCap Fund, Inc. (the "Fund").

The section captioned "About the Portfolio Manager" appearing on page 9 of the Fund's Prospectus is amended as follows:

	The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection and who are jointly and primarily responsible for the day-to-day management of the Fund. The investment professionals who comprise the team are Kenneth L. Chiang, CFA, John Coyle, CFA and Murali Balaraman, CFA. Mr. Chiang has been Vice President and a portfolio manager of the Fund since 1998. Mr. Chiang has been Managing Director of Merrill Lynch Investment Managers ("MLIM") since 2000 and was First Vice President from 1998 to 2000. Prior to joining MLIM, Mr. Chiang was managing partner of Samuel Asset Management from 1997 to 1998. John Coyle and Murali Balaraman have been co-portfolio managers of the Fund since 2005. Mr. Coyle is a Vice President of MLIM and served as an analyst on the Fund's management team from 2004 to 2005 as well as from 1998 to 2001. From 2001 until he rejoined MLIM in 2004, Mr. Coyle was a Managing Director and portfolio manager with Bear Stearns Asset Management. Mr. Balaraman is a Vice
President of MLIM and served as an analyst on the Fund's management team from 1998 to 2005. Mr. Balaraman was a portfolio manager at Atlas Capital Management from 1997 to 1998 and was at the same time the Director of Investments for Samuel Asset Management from 1997 to 1998.





Code # 18187-1004SUP